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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                                AUGUST 19, 1998
                       (DATE OF EARLIEST EVENT REPORTED)

                          VESTA INSURANCE GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                  1-12338                                   63-1097283
           (COMMISSION FILE NO.)                 (IRS EMPLOYER IDENTIFICATION NO.)
           3760 RIVER RUN DRIVE                                35243
            BIRMINGHAM, ALABAMA                             (ZIP CODE)
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (205) 970-7000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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Item 5. Other Events.

  On June 1, 1998 and June 29, 1998, Vesta Insurance Group, Inc. (the "Company") issued press releases which were filed with the Securities and Exchange Commission as exhibits to current reports on Form 8-K on June 4, 1998 and July 1, 1998, respectively. These releases, which are incorporated into this report by reference, announced the Company's intention to restate its historical financial statements.

  The Company has now issued restated consolidated balance sheets as of December 31, 1997 and 1996 and the related consolidated statements of operations, stockholders' equity and cash flow for each of the three years in the period ended December 31, 1997 which have been audited by the Company's independent auditors, KPMG Peat Marwick LLP, and unaudited restated financial statements for the three months ended March 31, 1998. A copy of the audited financial statements referred to above, together with report of KPMG Peat Marwick LLP thereon, is attached to this current report on Form 8-K as Exhibit
99.1. A copy of the unaudited restated financial statements for the three months ended March 31, 1998 is attached to this current report on Form 8-K as
Exhibit 99.2.

Item 7. Financial Statements and Exhibits.

  (c)Exhibits.

     EXHIBIT NO. DESCRIPTION OF DOCUMENT
     ----------- -----------------------
        23       Consent of KPMG Peat Marwick, LLP
        99.1     Restated Financial Statements for each of the three years in the period ended December 31, 1997, together with independent auditors report thereon.
        99.2     Restated Financial Statements (unaudited) for the three months ended March 31, 1998.

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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of August 19, 1998.

                                          VESTA INSURANCE GROUP, INC.

                                          /s/ James E. Tait
                                          -------------
                                          By: James E. Tait
                                          Its: Executive Vice President--Chief
                                             Financial Officer

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